Exhibit 10.5
Execution Version

AMENDMENT NO. 2
TO TERM LOAN AGREEMENT

This AMENDMENT NO. 2 to Term Loan Agreement, dated as of November 10, 2021 (this “Amendment”), is entered into among UNITED NATURAL FOODS, INC., a Delaware corporation (the “Lead Borrower”), SUPERVALU INC., a Delaware corporation (the “Co-Borrower”; and, together with the Lead Borrower, the “Borrowers”), the Guarantors party hereto (the “Guarantors”; and, together with the Borrowers, the “Loan Parties”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as the initial New Lender (as defined below), and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as administrative agent and collateral agent (in such capacity and including any successors in such capacity, the “Agent”), and amends the Term Loan Agreement, dated as of October 22, 2018 (as amended by Amendment No. 1, dated as of February 11, 2021, and as further amended, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”) entered into among the Lead Borrower, the Co-Borrower, the institutions from time to time party thereto as Lenders (the “Lenders”) and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Lead Borrower has requested that the Lenders amend the Credit
Agreement to effect the changes described in this Amendment;

WHEREAS, the Lead Borrower has requested that Credit Suisse Loan Funding LLC (“CSLF”) act as Lead Arranger (in such capacity, the “Initial Lead Arranger” and, together with each Additional Lead Arranger (as defined below), the “Lead Arrangers”) in connection with the Amendment;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties hereto hereby agree as follows:

Section 1. Amendments to the Credit Agreement

The Credit Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended:

(a) to delete the references to “3.50%” and “2.50%” in clause (1) of the definition of “Applicable Rate” set forth in Section 1.01 of the Credit Agreement and replace such references with “3.25%” and “2.25%”, respectively;

(b) to delete the reference to “prior to the six (6) month anniversary of the Amendment No. 1 Effective Date” in Section 2.05(a)(iv) of the Credit Agreement and replace such reference with “prior to the six (6) month anniversary of the Amendment No. 2 Effective Date”; and

(c)    to effect the additional amendments to the Credit Agreement set forth on
Exhibit B hereto.

Section 2. New Lenders and Non-Consenting Lenders

If any Lender under the Credit Agreement (each a “Non-Consenting Lender”) declines to consent or fails to consent to this Amendment by failing to return an executed consent
(“Consent”) in the form of Exhibit A to this Amendment to the Agent prior to 5:00 p.m., New York City time on November 4, 2021 (the “Consent Deadline”), then pursuant to and in compliance with the terms of Section 3.06 of the Credit Agreement, such Lender may be replaced and its Term Loans, commitments and/or obligations purchased and assumed by either a new lender (a “New Lender”) or an existing Lender that is willing to increase its Term Loans. For the avoidance of doubt, each Non-Consenting Lender will be deemed to have executed an Assignment and Assumption for all of its then outstanding Term Loans.

Section 3. Additional Lead Arrangers and Co-Managers

The Lead Borrower hereby appoints and designates each of (i) Barclays Bank PLC, JPMorgan Chase Bank, N.A., RBC Capital Markets, LLC, Wells Fargo Securities, LLC and BofA Securities, Inc. as “joint lead arrangers” and “joint bookrunners” in respect of the Amendment (each of the foregoing, in such capacity, an “Additional Lead Arranger”) and (ii) Capital One, National Association, Citizens Bank, N.A., Coöperatieve Rabobank U.A., New York Branch, PNC Capital Markets LLC, TD Securities (USA) LLC, Truist Securities, Inc. and U.S. Bank National Association, as “co-managers” in respect of the Amendment (each of the foregoing, in such capacity, a “Co-Manager”), and each such Additional Lead Arranger and Co- Manager shall be entitled to all of the rights, benefits and obligations of an “Engagement Party” under that certain Engagement Letter, dated as of November 1, 2021, entered into among the Lead Borrower and the Initial Lead Arranger, as if each Additional Lead Arranger and Co- Manager had been an initial party to the Engagement Letter as an Engagement Party; provided that, CSLF shall have “left side” designation and shall appear on the top left in any marketing materials and presentations in respect of the Amendment, and shall hold the leading role and responsibility customarily associated with such “top left” placement.

Section 4. Conditions Precedent to the Effectiveness of this Amendment

This Amendment shall become effective as of the date first written above when, and only when, each of the following conditions precedent shall have been satisfied or waived (the “Amendment No. 2 Effective Date”):

(a) Executed Counterparts. The Agent shall have received this Amendment, duly executed by the Borrowers, the Guarantors, the initial New Lender and the Agent;

(b) Executed Consents. The Agent shall have received a Consent, duly executed by each Lender (including each replacement financial institution that becomes a Lender pursuant to Section 10.07(b) of the Credit Agreement, but excluding any Non- Consenting Lender) by the Consent Deadline;

(c) Officer’s Certificate. The Lead Borrower shall have provided a certificate signed by a Responsible Officer of the Lead Borrower certifying that (i) immediately prior to and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrowers contained in Article V of the Credit Agreement and in Section 5 of this Amendment shall be true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 2 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein;

(d)    [Reserved];

(e) Secretary’s Certificate. The Agent (or its counsel) shall have received such certificates, copies of Organization Documents of the Borrowers, resolutions or other action and incumbency certificates and/or other certificates of Responsible Officers of each Borrower as the Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents to which such Borrower is a party or is to be a party on the date hereof;

(f) Fees and Expenses Paid. The Lead Borrower shall have paid all reasonable and documented out-of-pocket costs and expenses of the Lead Arrangers and the Agent in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out- of-pocket expenses of counsel for such parties with respect thereto) and all other fees (including, without limitation, any fees pursuant to any fee letter entered into between the Lead Borrower and the Initial Lead Arranger with respect to this Amendment (which fees shall be in addition to any consent or similar fee, if any, payable to the Lenders)) then due and payable to any Lead Arranger or the Agent in connection with this Amendment, in each case, to the extent invoiced to the Lead Borrower prior to November 9, 2021;

(g) USA PATRIOT Act. The Lead Borrower shall have delivered at least three (3) Business Days prior to the Amendment No. 2 Effective Date (i) all documentation and other information about the Borrowers and the Guarantors as has been reasonably requested in writing at least five (5) Business Days prior to the Amendment No. 2 Effective Date by the Agent and the initial New Lender that they reasonably determine is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the USA PATRIOT Act and (ii) a Beneficial Ownership Certification in respect of the Lead Borrower to the extent the Lead Borrower qualifies as a “legal entity customer” under the Beneficial Ownership Regulation if reasonably requested in writing by the new initial New Lender at least five (5) Business Days prior to the Amendment No. 2 Effective Date.

Section 5.    Representations and Warranties

Both immediately prior to and immediately after giving effect to this Amendment, each Loan Party hereby represents and warrants to the Agent and each Lender (including the initial New Lender) as follows:

(a) this Amendment has been duly authorized, executed and delivered by such Loan Party and constitutes the legal, valid and binding obligation of such Loan Party enforceable against such Loan Party in accordance with its terms and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity;

(b) each of the representations and warranties contained in Article V of the Credit Agreement is true and correct in all material respects (and in all respects if qualified by materiality) on and as of the Amendment No. 2 Effective Date, as if made on and as of such date, except to the extent that such representations and warranties specifically relate to a specific date, in which case such representations and warranties shall be true and correct in all material respects (and in all respects if qualified by materiality) as of such specific date; provided, however, that references therein to “this Agreement” shall be deemed to refer to the Credit Agreement as amended hereby and after giving effect to the consents and waivers set forth herein; and

(c)    no Default or Event of Default has occurred and is continuing.

Section 6.    Fees and Expenses; Indemnity; No Fiduciary Duty

The Lead Borrower agrees to pay, in accordance with the terms of Section 10.04 of the Credit Agreement, all reasonable out-of-pocket costs and expenses of the Agent and the Lead Arrangers in connection with the preparation, reproduction, execution and delivery of this Amendment (including, without limitation, the reasonable and documented fees and out-of- pocket expenses of external counsel for such parties with respect thereto). Sections 10.04, 10.05 and 10.23 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, and shall apply to the activities of the Lead Arrangers in connection with this Amendment, mutatis mutandis.

Section 7.    Reference to the Effect on the Loan Documents

(a) As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. Each of the table of contents and lists of Exhibits and Schedules of the Credit Agreement shall be amended to reflect the changes made in this Amendment as of the Amendment No. 2 Effective Date.

(b) Except as expressly amended hereby or specifically waived above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders, the Loans Parties, the Lead Arrangers or the Agent under any of the Loan Documents, nor constitute a waiver or amendment of any other provision of any of the Loan Documents or for any purpose except as expressly set forth herein. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date.

(d) Each Loan Party acknowledges and agrees that each of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

(e)    This Amendment is a Loan Document.

(f) It is understood and agreed that, notwithstanding anything to the contrary contained herein or in the Credit Agreement, (x) any voluntary prepayment of Term Loans pursuant to Section 2.05(a) of the Credit Agreement made in connection with this Amendment (i) may be in an aggregate principal amount as the Agent and the Lead Borrower may agree and (ii) shall be deemed to occur prior to giving effect to this Amendment and the occurrence of the Amendment No. 2 Effective Date and (y) any prepayment notice requirement contained in Section 2.05(a) of the Credit Agreement may be waived or ameliorated in the Agent’s sole discretion.

Section 8.    Reaffirmation

Each Loan Party hereby expressly acknowledges the terms of this Amendment and reaffirms, as of the date hereof, (a) the covenants and agreements contained in each Loan Document to which it is a party, including, in each case, such covenants and agreements as in effect immediately after giving effect to this Amendment and the transactions contemplated hereby and (b) its guarantee of the Obligations under the Guarantee and Collateral Agreement, as applicable, and its grant of Liens on the Collateral to secure the Obligations pursuant to the Collateral Documents (including, without limitation, pursuant to the Mortgages, if any to which it is party).

Section 9.    Execution in Counterparts

This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument. Any signature to this Amendment may be delivered by facsimile, electronic mail (including pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000 or the New York Electronic Signature and Records Act or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes to the fullest extent permitted by applicable law. For the avoidance of doubt, the foregoing also applies to any amendment, extension or renewal of this Amendment.

Section 10. Governing Law

THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Section 11. Section Titles

The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement between the parties hereto, except when used to reference a section.

Section 12. Notices

All communications and notices hereunder shall be given as provided in the
Credit Agreement.

Section 13. Severability

If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 14. Successors

The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

Section 15. Jurisdiction; Waiver of Jury Trial

The jurisdiction and waiver of right to trial by jury provisions in Sections 10.14 and 10.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and general partners thereunto duly authorized, as of the date first written above.

UNITED NATURAL FOODS, INC., as Lead
Borrower and a Guarantor
By:	/s/ John Howard
Name: John W. Howard
Title: Chief Financial Officer

SUPERVALU INC., as Co-Borrower and a
Guarantor
By:	/s/ Devon Hart
Name: Devon J. Hart
Title: Vice President

THE GUARANTORS SET FORTH ON
ANNEX I TO THIS SIGNATURE PAGE
By:	/s/ Devon Hart
Name: Devon J. Hart
Title: Vice President

[Signature Page to Amendment No. 2]

ANNEX I

Name of Guarantor

Advantage Logistics - Southeast, Inc.
Albert’s Organics, Inc.
Arden Hills 2003 LLC
Associated Grocers of Florida, Inc. Blue Marble Brands, LLC Cambridge 2006 L.L.C.
Centralia Holdings, LLC Champlin 2005 L.L.C. Cub Stores, LLC
Cub Stores Holdings, LLC DS & DJ Realty, LLC
Eastern Region Management, LLC FF Acquisition, L.L.C.
Foodarama LLC
GROCERS CAPITAL COMPANY Hazelwood Distribution Company, Inc. Hazelwood Distribution Holdings, Inc. Hopkins Distribution Company, LLC Hornbacher’s, Inc.
Inver Grove Heights 2001 L.L.C. Maplewood East 1996 L.L.C. Monticello 1998 L.L.C.
Natural Retail Group, Inc.
NOR – CAL PRODUCE, INC. UNFI Distribution Company, LLC SFW Holding Corp.
Shop ‘N Save East, LLC Shop ‘N Save St. Louis, Inc.
Shop ‘N Save Warehouse Foods, Inc. Shoppers Food Warehouse Corp. SUPERVALU Licensing, LLC SUPERVALU Pharmacies, Inc. SUPERVALU Transportation, Inc. SUPERVALU Wholesale Holdings, Inc. SUPERVALU Wholesale Operations, Inc. SUPERVALU Wholesale, Inc.
Tony’s Fine Foods
Unified Grocers, Inc.
UNITED NATURAL FOODS WEST, INC. United Natural Trading, LLC
UNFI Canada, Inc.
W. Newell & Co., LLC

Agreed and acknowledged:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Administrative Agent

By:	/s/ William Daly
Name: William O’Daly
Title: Authorized Signatory

By:	/s/ Dan Maletta
Name: D. Andrew Maletta
Title: Authorized Signatory

[Signature Page to Master Consent to Assignment]

Exhibit A

CONSENT

This CONSENT (this “Consent”) to Amendment No. 2 to Term Loan Agreement, dated as of the date hereof (the “Amendment”), entered into among United Natural Foods, Inc., as Lead Borrower, SUPERVALU INC., as Co-Borrower, Credit Suisse AG, Cayman Islands Branch, as the Initial New Lender, and Credit Suisse AG, Cayman Islands Branch, as the Agent, which amends the Term Loan Agreement, dated as of October 22, 2018 (as amended by Amendment No. 1, dated as of February 11, 2021, restated, amended and restated, supplemented or otherwise modified from time to time through the date hereof, the “Credit Agreement”), among the Lead Borrower, the Co-Borrower, the Lenders from time to time party thereto and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement or the Amendment, as applicable.

Date of Credit Agreement: ☐ October 22, 2018 (as amended by Amendment No. 1, dated as of
February 11, 2021)

Check the first or second box below

Consent:
☐     The undersigned Lender (including any New Lender) hereby irrevocably and unconditionally approves of and consents to the Amendment with respect to all Term Loans held by such Lender.

Decline:
☐     The undersigned Lender declines to participate and agrees that all of the outstanding principal amount of the
Term Loans held by such Lender will be assigned on the Amendment No. 2 Effective Date to a New Lender and is hereby deemed to execute the Assignment and Assumption.

Name of Lender: ___________________________________________________
by
_________________________________
Name:
Title:

For any Institution requiring a second signature line:
by
_________________________________
Name:
Title:

Exhibit B

ADDITIONAL AMENDMENTS

In addition to the other amendments set forth in Section 1 of the Amendment, the
Credit Agreement is, effective as of the Amendment No. 2 Effective Date, hereby amended to: (a)    add the following definitions to Section 1.01 in alphabetical order:
“Amendment No. 2 Effective Date” means November 10, 2021.

“Corresponding Loan Amount” has the meaning assigned to it in Section 9.16(c).

“Erroneous Payment” has the meaning assigned to it in Section 9.16(a).

“Erroneous Payment Return Deficiency” has the meaning assigned to it in Section
9.16(c).

“Payment Recipient” has the meaning assigned to it in Section 9.16(a).

(b)    add the following as a new Section 9.16:

“9.16. Erroneous Payments.

(a) If the Administrative Agent notifies a Lender or Secured Party, or any Person who has received funds on behalf of a Lender or Secured Party (any such Lender, Secured Party or other recipient, a “Payment Recipient”) that the Administrative Agent has determined in its sole discretion that any funds received by such Payment Recipient from the Administrative Agent or any of its Affiliates were erroneously transmitted to, or otherwise erroneously or mistakenly received by, such Payment Recipient (whether or not known to such Lender, Secured Party or other Payment Recipient on its behalf) (any such funds, whether received as a payment, prepayment or repayment of principal, interest, fees, distribution or otherwise, individually and collectively, an “Erroneous Payment”) and demands the return of such Erroneous Payment (or a portion thereof), such Erroneous Payment shall at all times remain the property of the Administrative Agent and shall be segregated by the Payment Recipient and held in trust for the benefit of the Administrative Agent, and such Lender or Secured Party shall (or, with respect to any Payment Recipient who received such funds on its behalf, shall cause such Payment Recipient to) promptly, but in no event later than two Business Days thereafter, return to the Administrative Agent the amount of any such Erroneous Payment (or portion thereof) as to which such a demand was made, in same day funds (in the currency so received), together with interest thereon in respect of each day from and including the date such Erroneous Payment (or portion thereof) was received by such Payment Recipient to the date such amount is repaid to the Administrative Agent in same day funds at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect. A notice of the Administrative Agent to any Payment Recipient under this clause (a) shall be conclusive, absent manifest error. If a Payment Recipient receives any payment, prepayment or repayment of principal, interest, fees, distribution or otherwise and does not receive a corresponding payment notice or payment advice, such payment, prepayment or repayment shall be presumed to be in error absent written confirmation from the Administrative Agent to the contrary.

(b) Each Lender or Secured Party hereby authorizes the Administrative Agent to set off, net and apply any and all amounts at any time owing to such Lender or Secured Party under any Loan Document, or otherwise payable or distributable by the Administrative Agent to such Lender or Secured Party from any source, against any amount due to the Administrative Agent under immediately preceding clause (a) or under the indemnification provisions of this Agreement.

(c) For so long as an Erroneous Payment (or portion thereof) has not been returned by any Payment Recipient who received such Erroneous Payment (or portion thereof) (such unrecovered amount, an “Erroneous Payment Return Deficiency”) to the Administrative Agent after demand therefor in accordance with immediately preceding clause (a), (i) the Administrative Agent may elect, in its sole discretion on written notice to such Lender or Secured Party, that all rights and claims of such Lender or Secured Party with respect to the Loans or other Obligations owed to such Person up to the amount of the corresponding Erroneous Payment Return Deficiency in respect of such Erroneous Payment (the “Corresponding Loan Amount”) shall immediately vest in the Administrative Agent upon such election; after such election, the Administrative Agent (x) may reflect its ownership interest in Loans in a principal amount equal to the Corresponding Loan Amount in the Register, and (y) upon five business days’ written notice to such Lender or Secured Party, may sell such Loan (or portion thereof) in respect of the Corresponding Loan Amount, and upon receipt of the proceeds of such sale, the Erroneous Payment Return Deficiency owing by such Lender or Secured Party shall be reduced by the net proceeds of the sale of such Loan (or portion thereof), and the Administrative Agent shall retain all other rights, remedies and claims against such Lender or Secured Party (and/or against any Payment Recipient that receives funds on its behalf), and (ii) each party hereto agrees that, except to the extent that the Administrative Agent has sold such Loan, and irrespective of whether the Administrative Agent may be equitably subrogated, the Administrative Agent shall be contractually subrogated to all the rights and interests of such Lender or Secured Party with respect to the Erroneous Payment Return Deficiency.

(d) The parties hereto agree that an Erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Lead Borrower, the Co- Borrower or any other Loan Party; provided that this Section 9.16 shall not be interpreted to increase (or accelerate the due date for), or have the effect of increasing (or accelerating the due date for), the Obligations of the Lead Borrower, Co-Borrower or any other Loan Party relative to the amount (and/or timing for payment) of the Obligations that would have been payable had such Erroneous Payment not been made by the Administrative Agent; provided, further, that for the avoidance of doubt, the immediately preceding clause (c)(ii) and this clause (d) shall not apply to the extent such Erroneous Payment is, and solely with respect to the amount of such Erroneous Payment that is, comprised of funds received by the Administrative Agent from the Lead Borrower, Co-Borrower or any other Loan Party or Affiliate thereof for the purpose of making such Erroneous Payment.

(e) No Payment Recipient shall assert any right or claim to an Erroneous Payment, and hereby waives, and is deemed to waive, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Erroneous Payment received, including without limitation waiver of any defense based on “discharge for value” or any similar doctrine.

(f) Each party’s obligations, agreements and waivers under this Section 9.16 shall survive the resignation or replacement of the Administrative Agent, any transfer of rights or obligations by, or the replacement of, a Lender and/or the repayment, satisfaction or discharge of all Obligations (or any portion thereof) under any Loan Document.

(c)    delete Schedule 5.10 in its entirety and replace it with the following:

SCHEDULE 5.10

COMPLIANCE WITH ERISA

1. One or more Obligors maintained, established, contributed to or been obligated to contribute to the following Multiemployer Plans:

•United Wire, Metal and Machine Pension Fund (the Woodstock Farms location)
•New England Teamsters and Trucking Industry Pension Fund (the Leicester, MA
location)
•Western Conference of Teamsters Pension Trust
•Bakery and Confectionery Union and Industry International Health Benefits Fund
•District 77 IAM&AW Welfare Association
•Indiana Teamsters Safety Training Educational Trust Fund
•IUOE & Pipeline Employers Health & Welfare Fund
•Machinists Health & Welfare Trust
•Minnesota Teamsters Health & Welfare Plan
•Teamsters Joint Council 32 – Employers H&W Fund
•Minnesota Teamsters HRA Plan
•Montana Teamsters/Contractors-Employers Trust
•Montana Teamsters/Contractors-Employers Trust (Retirees)
•Montana Teamsters/Contractors-Employers Trust (HRA)
•Minneapolis Retail Meat Cutters & Food Handlers Health & Welfare Fund
•Automotive, Petroleum & Allied Industries Employees Health & Welfare Trust
•Central Pennsylvania Teamsters Health & Welfare Fund
•Central States Southeast & Southwest Areas Health & Welfare Fund
•Washington Teamsters Welfare Trust
•Washington Bakers Trust
•Northwest IAM Benefit Trust
•Northern Minnesota - Wisconsin Area Retail Food Health and Welfare Fund
•Oregon Teamster Employers Trust
•Sound Health &Wellness Trust
•Southern States Savings Plan
•St. Louis Labor Healthcare Network
•Teamsters & Employers Welfare Trust of Illinois
•Teamsters 206 Employers Trust
•Teamsters Local 610 Prescripticare Trust Fund
•Teamsters and Food Employers Security Trust Fund

•Twin Cities Bakery Workers Health & Welfare Fund
•UFCW Local 88 & Employers Health & Welfare Fund
•UFCW Local 1189 & St. Paul Food Employers Health and Welfare Plans (formerly
Local 789)
•UFCW Union Local 655 Welfare Fund
•UFCW Unions & Employers Midwest Health Benefits Fund
•UFCW Unions & Participating Employers Health and Welfare Fund
•UFCW Unions & Participating Employers Legal Fund
•Teamsters Medicare Trust for Retired Employees
•District 9 IAM&AW Welfare Trust
•Locals 302 & 612 IUOE Construction Industry Health and Security Fund
•Automotive Machinists Pension Trust
•Bakery and Confectionery Union and Industry International Pension Fund
•Central Pension Fund of the IUOE and Participating Employers
•Central States, SE & SW Areas Pension Fund
•Employer-Teamsters Local Nos. 175 & 505 Pension Trust Fund
•Employers and Local 534 Grocery Employees Pension Fund
•Employers and Local 534 Meat Employees Pension Fund
•Food Employers Labor Relations Association (FELRA) and UFCW Pension Fund
•International Association of Machinists National Pension Fund
•Minneapolis Food Distributing Industry Pension Plan
•Minneapolis Retail Meat Cutters and Food Handlers Pension Fund
•Minnesota Bakers Union Pension Plan
•Minnesota Teamsters 401(k) Plan
•Northern Minnesota / Wisconsin Area Retail Clerks Pension Fund
•Sound Retirement Trust
•UFCW 1189 & St. Paul Food Employers Defined Contribution Plan
•UFCW Consolidated Pension Plan
•UFCW International Union-Industry Pension Fund
•UFCW Union Local 655 Food Employers Joint Pension Plan and Trust
•UFCW Unions and Employers Midwest Pension Fund
•UFCW Unions and Employers Pension Fund
•UFCW Unions and Participating Employers Pension Fund
•Stationary Engineers Training Local 286 Journeymen Upgrading, Apprenticeship Training, and Training Trust
•Western Alliance Trust Fund
•United Wire, Metal & Machine Health & Welfare Fund
•VEBA Trust
•Master Investment Trust
•UNFI 401(k) Plan
•UNFI Health and Welfare Plan
•United Natural Foods, Inc. Severance Pay Plan for Non-Union Associates

2. One or more Obligors may withdraw from the New England Teamsters and Trucking Industry Pension Fund (the Leicester, MA location) in the next year. The amount of any potential withdrawal liability cannot be determined at this time.

3. Supervalu has withdrawn from certain Multiemployer Plans which could result in Supervalu incurring withdrawal liability under Title IV of ERISA in the future. Supervalu's estimate of such potential liability is set forth in Supervalu's Annual Report on Form 10-K, as filed with the SEC on April24, 2018.

4. The Unified Grocers, Inc. Cash Balance Pension Plan have Unfunded Pension Liabilities.